October 14, 2014 F I N A N C I A L R E S U L T S 3Q14

F I N A N C I A L R E S U L T S 3Q14 Financial highlights 1 See note 1 on slide 20 2 See note 2 on slide 20 3 See note 4 on slide 20 4 Basel III Advanced Fully Phased-In refers to the capital rules the Firm will be subject to as of January 1, 2019. See Note 5 on slide 20 5 See note 5 on slide 20 6 See note 9 on slide 20 7 The repurchase amount is presented on a trade-date basis 8 Assumes a tax rate of 38% for items that are tax deductible  3Q14 net income of $5.6B and EPS of $1.36  Revenue of $25.2B1, adjusted expense of $14.7B2 and ROTCE of 13%3  3Q14 results included as a significant item $1.0B (after-tax) Firmwide legal expense  Fortress balance sheet  Basel III Advanced Fully Phased-In Common Equity Tier 1 (“CET1”) of $163B4; ratio of 10.1%4  Firm Supplementary Leverage Ratio (“SLR”) of 5.5%5  Core loans up 7% YoY and 1% QoQ6  ~$3B of capital returned to shareholders in 3Q14  Repurchased $1.5B of common equity7 – $3.6B capacity remaining for 4Q14-1Q15  Common dividend of $0.40 per share $mm, excluding EPS1 Pretax Net income8 EPS8 Firmwide – Legal Expense ($1,062) ($1,011) ($0.26) 1

F I N A N C I A L R E S U L T S $ O/(U) 3Q14 2Q14 3Q13 Revenue (FTE)1 $25,159 ($190) $1,279 Credit costs 757 65 1,300 Expense 15,798 367 (7,828) Reported net income/(loss) $5,572 ($413) $5,952 Net income/(loss) applicable to common stockholders 5,135 (438) 5,785 Reported EPS 1.36 (0.10) 1.53 ROE2 10% 11% (1)% ROTCE2,3 13 14 (2) Memo: Adjusted expense 2,4 $14,736 ($26) $582 Memo: Adjusted expense/revenue 4 59% 3Q14 Financial results1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/(under) 3 See note 4 on slide 20 4 See note 2 on slide 20 $mm, excluding EPS  Adjusted expense expected to be above $58B4 for FY14  NCOs expected to be less than $5B for FY14 3Q14 ROE by LOB CCB 19% CIB 10% CB 18% AM 25% 2

Fortress balance sheet and returns[1]

$B, except where noted

	3Q14	2Q14	3Q13
Basel III Advanced Fully Phased-In[2]			
CET1	$163	$161	$146
CET1 ratio	10.1%	9.8%	9.3%
Tier 1 Capital	$183	$179	$157
Tier 1 Capital ratio	11.3%	10.9%	10.0%
Risk-weighted assets	$1,616	$1,641	$1,564
Firm SLR[3]	5.5%	5.4%	NA
Bank SLR[3]	5.7	5.6	NA
HQLA[4]	$572	$576	$538
Total assets (EOP)	$2,527	$2,520	$2,463
Tangible book value per share[5]	$44.13	$43.17	$39.51

3Q14 Basel III Advanced Transitional of 10.2%

- Available resources[6] represent ~21% of Basel III RWA
- Firm is compliant with final U.S. LCR[7]
- Firmwide total credit reserves of $15.5B; loan loss coverage ratio of 1.63%
- Issued $1.6B of preferred stock in 3Q14

Note: Estimated for 3Q14
[1] See notes on non-GAAP financial measures on slide 20
[2] Basel III Advanced Fully Phased-In refers to the capital rules the Firm will be subject to as of January 1, 2019
[3] See note 5 on slide 20
[4] High Quality Liquid Assets ("HQLA") is the estimated amount of assets that qualify for inclusion in the final U.S. Liquidity Coverage Ratio ("LCR") for 3Q14 and the Basel III LCR for prior quarters
[5] See note 4 on slide 20
[6] Available resources include Basel III CET1, preferred and trust preferred securities, as well as holding company unsecured long-term debt with remaining maturities greater than 1 year
[7] In case of LCR, based on the Firm's current understanding of the U.S. final LCR rules

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm	3Q14	$ O/(U) 2Q14	3Q13
Net interest income	$7,053	$90	($68)
Noninterest revenue	4,214	(254)	253
Revenue	11,267	(164)	185
Expense	6,305	(151)	(562)
Credit costs	902	50	1,169
Net income	$2,468	$25	($234)

Key drivers/statistics ($B)[2]

	3Q14	2Q14	3Q13
EOP Equity[3]	$51.0	$51.0	$46.0
ROE	19%	19%	23%
Overhead ratio	56	56	62
Average loans	$391.0	$389.0	$391.1
Average deposits	492.0	486.1	456.9
Client investment assets (EOP)	207.8	205.2	179.0
Number of branches	5,613	5,636	5,652
Active mobile customers (000's)	18,351	17,201	14,993

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/under
[3] 2014 includes $3.0B of capital held at the CCB level related to legacy mortgage servicing matters
[4] Based on FDIC 2014 Summary of Deposits survey per SNL Financial
[5] Based on J.D. Power 2013 Small Business Banking Satisfaction Study and 2014 Mortgage Servicing Study
[6] Per compete.com as of August 2014
[7] Based on disclosures by peers and internal estimates as of 2Q14
[8] Based on Phoenix Credit Card Monitor for 12-month period ending June 2014; based on card accounts and revolving balance dollars
[9] Based on Visa data as of 2Q14 based on consumer and business credit card sales volume
[10] Based on Nilson data as of 2013
[11] Based on the Internet Retailer Top 500 for 2013 and JPMC internal merchant client data
[12] Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014

Leadership positions

Consumer & Business Banking

- #1 in deposit growth for the third consecutive year[4]
- #1 in customer satisfaction among the largest U.S. banks for the second consecutive year, according to ACSI
- #1 in small business banking customer satisfaction in three out of four regions by J.D. Power[5]
- #1 most visited banking portal in the U.S.[6]

Mortgage Banking

- #2 in customer satisfaction for mortgage servicing by J.D. Power[5]

Card, Merchant Services & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[7]
- #1 U.S. co-brand credit card issuer[8]
- #1 global Visa issuer[9]
- #1 wholly-owned merchant acquirer[10] with ~50% of U.S. eCommerce volume[11]
- Over $600B, or ~16% of total U.S. credit and debit purchase volume[10]

Headcount

- Total headcount[12] down ~10,000 YTD and ~27,000 since the end of 2012, on track to exceed prior 2014 guidance by ~3,000

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Consumer & Community Banking Consumer & Business Banking 1 Actual numbers for all periods, not over/(under) Financial performance Key drivers $mm  Net income of $914mm, up 20% YoY and 2% QoQ  Net revenue of $4.6B, up 5% YoY and 1% QoQ  Expense down 1% YoY and flat QoQ, reflecting positive operating leverage  Average total deposits of $476.2B, up 9% YoY and 1% QoQ  Deposit margin of 2.20%, down 12 bps YoY and 3 bps QoQ  Record client investment assets of $207.8B, up 16% YoY and 1% QoQ  Business Banking loan originations up 27% YoY, but down 14% QoQ seasonally  Average Business Banking loans up 5% YoY and 1% QoQ  Added ~700,000 net households, up 3% YoY $ O/(U) 3Q14 2Q14 3Q13 Net interest income $2,786 $16 $102 Noninterest revenue 1,854 32 108 Revenue 4,640 48 210 Expense 3,032 6 (18) Credit costs 75 9 (29) Net income $914 $20 $152 Key drivers/statistics ($B)1 EOP Equity $11.0 $11.0 $11.0 ROE 33% 33% 27% Average total deposits $476.2 $471.6 $438.1 Deposit margin 2.20% 2.23% 2.32% Client investment assets (EOP) $207.8 $205.2 $179.0 Net new investment assets 4.3 4.3 3.2 Business Banking loan originations 1.6 1.9 1.3 Business Banking l an balances (Avg) 19.5 19.2 18.6 CBB Households (mm) 25.6 25.5 24.9 5

Consumer & Community Banking

Mortgage Banking

$mm	3Q14	$ O/(U) 2Q14	$ O/(U) 3Q13
Mortgage Production			
Production-related revenue, excl. repurchase (losses)/benefits	$393	$54	($191)
Production expense[1]	381	(32)	(288)
Income, excl. repurchase (losses)/benefits	12	86	97
Repurchase (losses)/benefits	62	(75)	(113)
Income before income tax expense	$74	$11	($16)
Mortgage Servicing			
Net servicing-related revenue	$639	($54)	$7
Default servicing expense	349	9	(274)
Core servicing expense[1]	228	16	(7)
Servicing expense	577	25	(281)
Income, excl. MSR risk management	62	(79)	288
MSR risk management	76	(262)	256
Income/(loss) before income tax expense/(benefit)	$138	($341)	$544
Real Estate Portfolios			
Revenue	$814	$35	$5
Expense	321	(21)	(54)
Net charge-offs[2]	81	(30)	(123)
Change in allowance[2]	(100)	200	1,150
Credit costs	(19)	170	1,027
Income before income tax expense	$512	($114)	($968)
Mortgage Banking net income	$439	($270)	($266)

Key drivers/statistics ($B)[3]	3Q14	2Q14	3Q13
EOP Equity	$18.0	$18.0	$19.5
ROE	10%	16%	14%
Mortgage originations[4]	$21.2	$16.8	$40.5
EOP third-party mortgage loans serviced	766.3	786.2	831.1
EOP NCI owned portfolio[5]	118.1	116.3	115.7
ALL/EOP loans[5,6]	1.92%	2.04%	2.39%
Net charge-off rate[2,5,6]	0.27	0.38	0.70

[1] Includes the provision for credit losses
[2] Excludes purchased credit-impaired (PCI) write-offs of $87mm and $48mm for 3Q14 and 2Q14, respectively.
[3] Actual numbers for all periods, not over/(under)
[4] Firmwide mortgage origination volume was $22.7B, $18.0B and $44.2B for 3Q14, 2Q14 and 3Q13, respectively
[5] Real Estate Portfolios only
[6] Excludes the impact of PCI loans. The allowance for PCI loan losses was $3.7B at the end of both 3Q14 and 2Q14 and $5.0B at the end of 3Q13, respectively. See note 3 on slide 20
[7] Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014

Financial performance

- Mortgage Production pretax income of $74mm
  - Revenues, excl. repurchase, down 33% YoY;
    - Originations down 48% YoY, but up 26% QoQ
  - Production expense down 43% YoY, reflecting progress on fixed and variable expenses
- Mortgage Servicing pretax income of $138mm
  - Net servicing-related revenue of $639mm, up 1% YoY
  - Servicing expense of $577mm, down 33% YoY
- Real Estate Portfolios pretax income of $512mm
  - Revenue of $814mm, flat YoY
  - Credit cost benefit of $19mm
    - Net charge-offs of $81mm[2]
    - Reduction in NCI allowance for loan losses of $100mm
- Headcount down ~6,000 YTD[7], on track to exceed prior 2014 guidance by ~1,000

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Merchant Services & Auto

$mm		$ O/(U)	
	3Q14	2Q14	3Q13
Revenue	$4,643	$90	$11
Expense	1,994	(130)	77
Net charge-offs	946	(81)	(78)
Change in allowance	(100)	(47)	251
Credit costs	846	(128)	173
Net income	$1,115	$275	($120)
EOP Equity ($B)[1]	$19.0	$19.0	$15.5
ROE[1]	23%	18%	32%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$126.1	$123.7	$123.9
Sales volume[2]	119.5	118.0	107.0
Net revenue rate	12.07%	12.15%	12.22%
Net charge-off rate	2.52	2.88	2.86
30+ day delinquency rate	1.43	1.41	1.69
# of accounts with sales activity (mm)[2]	32.1	31.8	30.0
% of accounts acquired online[2]	56%	54%	53%
Merchant Services – Key drivers/statistics ($B)[1]			
Merchant processing volume	$213.3	$209.0	$185.9
# of total transactions (B)	9.4	9.3	8.9
Auto – Key drivers/statistics ($B)[1]			
Average loans	$52.7	$52.8	$50.4
Originations	6.8	7.1	6.4

[1] Actual numbers for all periods, not over/(under)
[2] Excludes Commercial Card
[3] See note 6 on slide 20

Financial performance

- Net income of $1.1B, down 10% YoY
  - Net income, excluding loan loss reserve releases[3], up 4% YoY
- Revenue of $4.6B, flat YoY
- Noninterest expense of $2.0 billion, up 4% YoY
- Credit costs of $846mm, up 26% YoY, driven by lower loan loss reserve releases, partially offset by lower net charge-offs

Key drivers

Card Services

- Average loans of $126.1B, up 2% YoY and QoQ
- Sales volume[2] of $119.5B, up 12% YoY and 1% QoQ
- Net charge-off rate of 2.52%, down from 2.86% in the prior year and 2.88% in the prior quarter

Merchant Services

- Merchant processing volume of $213.3B, up 15% YoY and 2% QoQ
- Transaction volume of 9.4B, up 6% YoY and 1% QoQ

Auto

- Average loans up 4% YoY and flat QoQ
- Originations up 6% YoY, but down 4% QoQ

FINANCIAL RESULTS
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JPMorgan Chase & Co.

Corporate & Investment Bank[1]

$mm

	3Q14	$ O/(U) 2Q14	$ O/(U) 3Q13
Corporate & Investment Bank revenue	$8,787	($204)	$598
Investment banking fees	1,542	(231)	32
Treasury Services	1,037	25	(16)
Lending	147	(150)	(204)
Total Banking	2,726	(356)	(188)
Fixed Income Markets	3,512	30	73
Equity Markets	1,231	66	(18)
Securities Services	1,078	(59)	82
Credit Adjustments & Other	240	115	649
Total Markets & Investor Services	6,061	152	786
Expense	6,035	(23)	1,036
Credit costs	(67)	17	151
Net income	$1,485	($478)	($755)

Key drivers/statistics ($B)[2]

	3Q14	2Q14	3Q13
EOP equity	$61.0	$61.0	$56.5
ROE[3]	10%	13%	16%
Overhead ratio[4]	69	67	61
Comp/revenue[5]	32	31	28
EOP loans	$102.3	$108.8	$108.0
Average client deposits	419.6	403.3	386.0
Assets under custody ($T)	21.2	21.7	19.7
ALL/EOP loans ex-conduits and trade[6]	1.88%	1.80%	2.01%
Net charge-off/(recovery) rate	(0.01)	(0.02)	(0.02)
Average VaR ($mm)	$35	$43	$45

1 See note 1 on slide 20
2 Actual numbers for all periods, not over/under
3 Return on equity excluding DVA, a non-GAAP financial measure, was 17% for 3Q13
4 Overhead ratio excluding DVA, a non-GAAP financial measure, was 58% for 3Q13
5 Compensation expense as a percentage of total net revenue excluding DVA, a non-GAAP financial measure, was 27% for 3Q13
6 ALL/EOP loans as reported was 1.13%, 1.11% and 1.09% for 3Q14, 2Q14 and 3Q13, respectively. See note 8 on slide 20
7 Pro forma results exclude DVA in 3Q13; 2014 reported results include FVA/DVA, net of hedges. See note 8 on slide 20

Pro forma results ($mm)[7]

	3Q14	$ O/(U) 2Q14	$ O/(U) 3Q13
Corporate & Investment Bank revenue	$8,787	($204)	$201
Total Banking	2,726	(356)	(188)
Total Markets & Investor Services	6,061	152	389
Net income	$1,485	($478)	($1,001)
ROE[2]	10%	13%	17%
Overhead ratio[2]	69	67	58
Comp/revenue[2]	32	31	27

Financial performance

- Net income of $1.5B on revenue of $8.8B with an ROE of 10%
- Banking revenue
  - IB fees of $1.5B, up 2% YoY, primarily driven by higher advisory and equity underwriting fees, largely offset by lower debt underwriting fees
    - Ranked #1 in Global IB fees for YTD14
  - Treasury Services revenue of $1.0B, down 2% YoY
  - Lending revenue of $147mm, down 58% YoY, primarily driven by losses on securities received from restructured loans
- Markets & Investor Services revenue
  - Markets revenue of $4.7B, up 1% YoY, primarily driven by:
    - Fixed Income Markets of $3.5B, up 2% YoY, driven by stronger revenue in currencies and emerging markets
    - Equity Markets of $1.2B, down 1% YoY, primarily on lower derivatives revenue
  - Securities Services revenue of $1.1B, up 8% YoY, driven by higher NII on increased deposits
  - Credit Adjustments & Other gain of $240mm was driven primarily by DVA/FVA as a result of credit spread widening and refinements to certain funding assumptions
- Expense of $6.0B, up 21% YoY, driven by higher legal and compensation expense

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	3Q14	$ O/(U) 2Q14	$ O/(U) 3Q13
Revenue	$1,667	($34)	($58)
Middle Market Banking	684	(25)	(61)
Corporate Client Banking	480	3	21
Commercial Term Lending	303	(4)	(8)
Real Estate Banking	121	(8)	3
Other	79	–	(13)
Expense	668	(7)	7
Credit costs	(79)	(12)	(38)
Net income	$649	($9)	($16)
Key drivers/statistics ($B)[2]			
EOP equity	$14.0	$14.0	$13.5
ROE	18%	19%	20%
Overhead ratio	40	40	38
Average loans	$142.8	$140.8	$131.6
EOP loans	143.8	142.3	135.2
Average client deposits	204.7	200.0	196.8
Allowance for loan losses	2.5	2.6	2.6
Nonaccrual loans	0.4	0.4	0.6
Net charge-off/(recovery) rate[3]	0.01%	(0.07)%	0.05%
ALL/loans[3]	1.76	1.87	1.99

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/(under)
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate
[4] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes Government, Nonprofit & Healthcare Clients; and Corporate Client Banking) and does not align with regulatory definitions
[5] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $649mm, down 2% YoY and 1% QoQ
- Revenue of $1.7B, down 3% YoY and 2% QoQ
  - Record YTD gross Investment Banking revenue of $1.4B
- Expense of $668mm, flat YoY
- Credit cost benefit of $79mm
  - Net charge-off rate of 1 bp; 7th consecutive quarter of single-digit net charge-off rate or net recoveries
  - Excluding recoveries, charge-off rate of 3 bps
- EOP loan balances up 6% YoY and 1% QoQ
  - C&I[4] loans flat QoQ
  - CRE[5] loans up 3% QoQ
- Average client deposits of $204.7B, up 4% YoY and 2% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Asset Management[1]

$mm	3Q14	$ O/(U) 2Q14	3Q13
Revenue	$3,016	$60	$253
Global Investment Management	1,595	48	186
Global Wealth Management	1,421	12	67
Expense	2,081	19	78
Credit costs	9	8	9
Net income	$572	$20	$96
Key drivers/statistics ($B)[2]			
EOP equity	$9.0	$9.0	$9.0
ROE	25%	25%	21%
Pretax margin	31	30	28
Assets under management (AUM)	$1,711	$1,707	$1,540
Client assets	2,344	2,473	2,246
Average loans	101.4	98.7	87.8
EOP loans	102.4	100.9	90.5
Average deposits	151.2	147.7	138.7

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/(under)

Financial performance

- Record net income of $572mm, up 20% YoY and 4% QoQ
- Revenue of $3.0B, up 9% YoY and 2% QoQ
- Record AUM of $1.7T, up 11% YoY and flat QoQ
- AUM net inflows for the quarter of $24B, driven by net inflows of $16B to long-term products and $8B to liquidity products
- Client assets of $2.3T, up 4% YoY, but down 5% QoQ
  - Excluding the sale of Retirement Plan Services, client assets were up 10% YoY and flat QoQ
- Expense of $2.1B, up 4% YoY and 1% QoQ, as the business continues to invest in both infrastructure and controls
- Record average loan balances of $101.4B, up 16% YoY and 3% QoQ
- Record average deposit balances of $151.2B, up 9% YoY and 2% QoQ
- Strong investment performance
  - 71% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years

FINANCIAL RESULTS
10
JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Private Equity  Private Equity net income of $71mm  Private Equity portfolio of $5.4B Treasury and CIO  Treasury and CIO net loss of $30mm, compared to a net loss of $46mm in 2Q14 Other Corporate  Noninterest expense includes legal expense of $512mm (pretax)  Includes ~$400mm net income benefit from tax adjustments 1 See note 1 on slide 20 $mm Corporate/Private Equity1 Financial performance 3Q14 2Q14 3Q13 Private Equity $71 $64 ($171) Treasury and CIO (30) 16 163 Other Corpo ate 357 (51) 6,869 Net income/(loss) $398 $29 $6,861 $ O/(U) 11

Outlook

Firmwide

- Expect Firmwide adjusted expense to be above $58B for FY14; actual Firmwide expense will be affected by performance-related compensation for FY14[1]
- Expect Firmwide net charge-offs for FY14 to be less than $5B (below previous guidance)

Corporate & Investment Bank

- Expect 4Q14 Markets revenue to be impacted by normal seasonal trends and business simplification

Consumer & Community Banking

- Expect small negative Production pretax income in 4Q14 – actual results will be market dependent
- Expect Servicing revenue to be at or slightly below $600mm in 4Q14, and to continue to decrease in 2015[2]
- Expect a $1B+ reduction in allowance for consumer loan losses over the next couple of years, as the credit quality of the portfolio continues to improve

Commercial Banking

- Expect 4Q14 revenue to be down YoY, impacted by the absence of one-time proceeds of ~$100mm from a lending related workout

Asset Management

- Expect FY14 pretax margin and ROE to be below TTC targets

[1] See note 2 on slide 20
[2] This line item is net of changes in the MSR asset fair value due to collection/realization of expected cash flows, plus net interest income

FINANCIAL RESULTS

12

JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 13 Appendix 13

A P P E N D I X  Core NII up ~$110mm QoQ  Firm NII up ~$320mm QoQ, largely due to:  Lower interest expense in CIB Core NII and net interest margin1 1 See note 7 on slide 20 2 The core and market-based NII presented for FY2010, FY2011 and FY2012 represents their quarterly averages (e.g. total for the year divided by 4); the yield for all periods represents the annualized yield 3.67% 3.29% 2.97% 2.83% 2.60% 2.60% 2.64% 2.66% 2.64% 2.59% 1.51% 1.41% 1.16% 1.14% 1.05% 0.89% 0.86% 0.84% 0.82% 0.96% 3.06% 2.74% 2.48% 2.37% 2.20% 2.18% 2.20% 2.20% 2.19% 2.19% FY2010 FY2011 FY2012 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Core NII Market-based NII Core NIM Market-based NIM JPM NIM Net interest income trend Comments 2 Average balances Deposits with banks $80B $157B $266B $321B $329B $319B $48B 2 $118B 2 $335B  Core NIM down 5 bps QoQ, largely due to:  Higher cash balances – up $27B QoQ  Lower loan yields $362B 14

A P P E N D I X $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 $500 $2,000 $3,500 $5,000 $6,500 $8,000 $9,500 $11,000 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 30+ day delinquencies 30-89 day delinquencies Consumer credit – Delinquency trends1 Note: Prime mortgages exclude Asset Management, Corporate/Private Equity and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans Credit card delinquency trend ($mm) Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies 15

A P P E N D I X Real Estate Portfolios and Card Services – Coverage ratios Real Estate Portfolios and Card Services credit data ($mm) NCOs ($mm) O/(U) 3Q14 2Q14 3Q13 3Q13 Real Estate Portfolios (NCI) Net charge-offs $81 $111 $204 ($123) NCO rate 0.27% 0.38% 0.70% (43) bps Allowance for loan losses $2,268 $2,368 $2,768 ($500) LLR/annualized NCOs1 700% 533% 339% Card Services Net charge-offs $798 $885 $892 ($94) NCO rate 2.52% 2.88% 2.86% (34) bps Allowance for loan losses $3,590 $3,594 $4,097 ($507) LLR/annualized NCOs1 112% 102% 115% 2,075 1,372 1,214 1,157 1,076 954 899 876 808 696 595 520 448 288 204 167 174 111 81 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Real Estate Portfolios Card Services 2 3 4 5 1 Net charge-offs annualized (NCOs are multiplied by 4) 2 4Q10 adjusted net charge-offs for Real Estate Portfolios exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 3 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 4 3Q12 adjusted net charge-offs for Real Estate Portfolios exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 5 4Q12 adjusted net charge-offs for Real Estate Portfolios reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 16

A P P E N D I X Firmwide – Coverage ratios  $14.9B of loan loss reserves at September 30, 2014, down $2.7B from $17.6B in the prior year, reflecting improved portfolio credit quality  Loan loss coverage ratio of 1.63%1 1 See note 3 on slide 20 $mm Comments JPM Credit Summary 11,124 10,609 10,296 9,578 9,027 8,317 8,123 7,634 7,241 22,824 21,936 20,780 19,384 17,571 16,264 15,847 15,326 14,889 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 0% 100% 200% 300% 400% 500% Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 3Q14 2Q14 3Q13 Consumer, ex. credit card LLR/Total loans 1.58% 1.68% 1.92% LLR/NPLs 58 58 56 Credit Card LLR/Total loans 2.84% 2.86% 3.31% Wholesale LLR/Total loans 1.20% 1.24% 1.30% LLR/NPLs 583 549 424 Firmwide LLR/Total loans 1.63% 1.69% 1.89% LLR /NPLs (ex. credit card) 105 105 94 LLR /NPLs 155 152 140 17

Corporate & Investment Bank – Key metrics & leadership positions

Corporate & Investment Bank				
($B)	LTM[1]	FY2013	FY2012	FY2011
International revenue	$16.3	$16.5	$16.3	$17.1
International deposits (Avg)[2]	237.7	213.5	189.6	180.1
International loans (EOP)	58.2	59.9	67.7	67.0
Gross CIB revenue from CB	4.4	4.1	4.0	3.7
Banking				
Global IB fees (Dealogic)	#1	#1	#1	#1
TS firmwide revenue[3]	$6.9	$6.9	$6.9	$6.4
Combined Fedwire/CHIPS volume[4]	#1	#1	#1	#1
International electronic funds transfer volume (mm)[5]	442.5	325.5	304.8	250.5
Markets & Investor Services				
International AUC ($T, EOP)	$9.6	$9.2	$8.3	$7.1
All-America Institutional Investor research rankings	#1	#1	#1	#1

Note: LTM rankings included as available. All-America Institutional Investor research rankings are as of October of their respective year

[1] Last twelve months

[2] International client deposits and other third party liabilities

[3] Includes TS product revenue reported in other LOBs related to clients who are also clients of those LOBs

[4] Volume rank as of YTD September 2014; per Federal Reserve

[5] International electronic funds transfer represents volume over the period and includes non-U.S. dollar Automated Clearing House ("ACH") and clearing volume

[6] 1H14 rank of JPM Markets revenue of 10 leading competitors based on reported information, excluding DVA

Comments

Corporate & Investment Bank

- 50% of revenue is international for LTM 3Q14
- International deposits increased 32% from FY2011 driven by growth across regions

Banking

- Maintained #1 ranking in Global IB fees
- #1 in combined Fedwire and CHIPS volume[4]
- LTM 3Q14 total international electronic funds transfer volume up 36% from FY13

Markets & Investor Services

- #1 in Total Markets revenue share of top 10 investment banks[6]
- International AUC up 34% from FY2011; represents 45% of total AUC at 3Q14

APPENDIX

18

JPMORGAN CHASE & CO.

IB League Tables

League table results – wallet share

	YTD 2014 Rank	YTD 2014 Share	FY2013 Rank	FY2013 Share
Based on fees [1]:				
Global Debt, Equity & Equity-related	**1**	**7.5%**	**1**	**8.3%**
US Debt, Equity & Equity-related	1	10.5%	1	11.5%
Global Long-term Debt[2]	**1**	**7.7%**	**1**	**8.2%**
US Long-term Debt	2	11.3%	1	11.6%
Global Equity & Equity-related[3]	**3**	**7.2%**	**2**	**8.4%**
US Equity & Equity-related	2	9.7%	1	11.3%
Global M&A[4]	**2**	**8.1%**	**2**	**7.6%**
US M&A	2	10.1%	2	8.8%
Global Loan Syndications	**1**	**9.5%**	**1**	**9.9%**
US Loan Syndications	1	13.2%	1	13.8%
Global IB fees[1,5]	**1**	**8.0%**	**1**	**8.5%**

League table results – volumes

	YTD 2014 Rank	YTD 2014 Share	FY2013 Rank	FY2013 Share
Based on volumes [6]:				
Global Debt, Equity & Equity-related	**1**	**6.7%**	**1**	**7.3%**
US Debt, Equity & Equity-related	1	11.4%	1	11.9%
Global Long-term Debt[2]	**1**	**6.5%**	**1**	**7.2%**
US Long-term Debt	1	10.9%	1	11.7%
Global Equity & Equity-related[3]	**2**	**7.9%**	**2**	**8.2%**
US Equity & Equity-related	2	11.3%	2	12.1%
Global M&A Announced[4]	**4**	**20.8%**	**2**	**23.2%**
US M&A Announced	3	27.8%	2	35.5%
Global Loan Syndications	**1**	**10.7%**	**1**	**9.9%**
US Loan Syndications	1	19.6%	1	17.6%

Source: Wallet data from Dealogic Media Manager as of Oct. 1, 2014 & Volume data from Dealogic Analytics as of Sep. 30, 2014

[1] Reflects ranking of fees and market share

[2] Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

[3] Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

[4] Announced M&A and M&A reflects the removal of any withdrawn transactions. U.S. announced M&A volumes represent any U.S. involvement ranking. US M&A wallet represents wallet from client parents based in the U.S.

[5] Global Investment Banking fees rankings exclude money market, short-term debt and shelf deals

[6] Rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

APPENDIX

19

JPMORGAN CHASE & CO.

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Adjusted expense, a non-GAAP financial measure, excludes firmwide legal expense and expense related to foreclosure-related matters (“FRM”). Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. The ratio of the allowance for loan losses to end-of-period loans retained excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit- impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 4. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and are used in facilitating comparisons of the Firm with competitors. 5. Common Equity Tier 1 (“CET1”) capital, Tier 1 Capital, risk-weighted assets (“RWA”), the CET1 and Tier 1 Capital ratios under the Basel III Advanced Fully Phased-In rules, and the supplementary leverage ratio (“SLR”) under the U.S. final SLR rule, are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 161-165 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, and on pages 74-78 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. 6. Within Consumer & Community Banking, Card, Merchant Services and Auto presents its change in net income excluding the change in the allowance for loan losses (assuming a tax rate of 38%). This non-GAAP financial measure is used by management to facilitate a more meaningful comparison with prior periods. 7. In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities (which excludes the impact of Corporate & Investment Bank's ("CIB") market-based activities). The core net interest income data presented are non-GAAP financial measures due to the exclusion of CIB’s market-based net interest income and the related assets. Management believes this exclusion provides investors and analysts a more meaningful measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. 8. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on: net revenue, net income, and compensation, overhead and return on equity ratios. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods. Additional notes on financial measures 9. Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes 20

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Report on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward- looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21